Intangible assets (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure Of Intangible Assets [Abstract]
Schedule of Detailed Information of Intangible Assets

in USD ‘000	2019	2018
Net book value as at January 1	21,608	21,608
Additions	5,000	—
Amortization charge	—	—
Currency translation effects	—	—
Net book value as at December 31	26,608	21,608
Total cost	26,608	21,608
Accumulated amortization	—	—